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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ___________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 April 21, 1997
                                 Date of Report
                       (Date of earliest event reported)



                          NASHVILLE COUNTRY CLUB, INC.
             (Exact name of registrant as specified in its charter)

          Tennessee                    0-22582                   62-1535897
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                          402 Heritage Plantation Way
                           Hickory Valley, Tennessee
                    (Address of principal executive offices)

                                     38042
                                   (Zip Code)


                                 (901) 764-2300
              (Registrant's telephone number, including area code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On April 21, 1997, Nashville Country Club, Inc. (the "Registrant") acquired Avalon Entertainment Group, Inc., a Tennessee corporation ("AEG"), pursuant to a Merger Agreement, dated April 21, 1997 (the "Merger Agreement"), among the Registrant, Avalon Acquisition Corp., Inc., AEG, Robert E. Geddes, Greg M. Janese, Thomas Miserendino, Brian F. Murphy and Marc W. Oswald.

         Pursuant to the Merger Agreement, the Registrant delivered to the shareholders of AEG (the "Sellers") (i) promissory notes in the aggregate principal amount of $2,480,000, due July 31, 1997, (ii) a total of $400,000 in cash and (iii) an aggregate of 809,840 shares of the Registrant's common stock. The source of the cash consideration was general working capital of the Registrant. Prior to the acquisition, there was no material relationship between (i) the Registrant, any of its affiliates, any of its officers or directors, or any associate of such officers and directors, and (ii) the Sellers or any affiliates of the Sellers.

         AEG is an entertainment company specializing in the production of concerts, corporate events and television programs. AEG has offices in Nashville, Tennessee, Los Angeles and San Diego, California and New York, New York.

         The foregoing description of the terms of the acquisition does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement relating to the acquisition, a copy of which is attached hereto and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         As of the date of the filing of this Form 8-K, it is impracticable to provide the required financial statements. The required financial statements will be filed no later than 60 days from the date this Form 8-K was required to be filed.


(b)      RESTATED AND PRO FORMA FINANCIAL INFORMATION

         As of the date of the filing of this Form 8-K, it is impracticable to provide the required pro forma financial statements. The required pro forma financial statements will be filed no later than 60 days from the date of this Form 8-K was required to be filed.





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(c)      EXHIBITS.

         2.1 Merger Agreement, dated April 21, 1997, among Nashville Country Club, Inc., Avalon Acquisition Corp., Inc., Avalon Entertainment Group, Inc. and each of Robert E. Geddes, Greg
                 M. Janese, Thomas Miserendino, Brian F. Murphy and Marc W. Oswald.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NASHVILLE COUNTRY CLUB, INC.



Date: April 30, 1997                   By: /s/ Thomas J. Weaver III
                                          -------------------------------------
                                          Thomas J. Weaver III
                                          Chief Executive Officer and President





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                               INDEX TO EXHIBITS


                                                                    Sequentially
Exhibit                                                               Numbered
Number                       Description of Document                    Page
-------                      -----------------------                    ----

 2.1 Merger Agreement, dated April 21, 1997, among Nashville Country Club, Inc., Avalon Acquisition Corp., Inc., Avalon Entertainment Group, Inc. and each of Robert E. Geddes, Greg M. Janese, Thomas Miserendino, Brian F. Murphy and Marc W. Oswald.